UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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CHINA TEL GROUP, INC. (Name of Registrant Specified In Its Charter)

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CHINA TEL GROUP, INC. 12526 High Bluff Drive, Suite 155 San Diego, California 92130

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

PRELIMINARY COPY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

May __, 2011 To the Stockholders of China Tel Group, Inc.

NOTICE IS HEREBY GIVEN that the holders of the outstanding shares of the Series A common stock (“Series A Common Stock”) and the Series B common stock (“Series B Common Stock”) of China Tel Group, Inc. (“the Company”) who, in the aggregate, hold a majority of the voting power of all shares of the Company’s common stock entitled to vote have, by written consent in lieu of a special meeting of the Company’s stockholders, approved the actions (“Actions”) to:

1.	amend the Company’s Articles of Incorporation to change the name of the Company to VelaTel Global Communications, Inc.; and

2.	approve and adopt the Company’s 2011 Stock Option and Incentive Plan (“the Plan”).

The cost of furnishing the Definitive Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Definitive Information Statement to the beneficial owners of our voting securities held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The name change was approved by Unanimous Written Consent of our Board of Directors (“the Board”) effective May 23, 2011; the Board approved and adopted the Plan by Unanimous Written Consent effective May 10, 2011; and a majority of our stockholders approved the Actions in accordance with Section 78.320 and 78.390 of the Nevada Revised Statutes effective May 25, 2011.  Your vote is not required to approve the Actions, and the enclosed Information Statement is not a request for your vote or a proxy.  The accompanying information statement is furnished only to inform stockholders of the Actions taken by written consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Act”).  Pursuant to Rule 14c-2 under the Act, the Actions will not take effect until a date that is at least 20 days after the date our Definitive Information Statement containing the same information in this Preliminary Information Statement has been mailed to our stockholders.  It is anticipated that the Definitive Information Statement will first be mailed to you on or about June 15, 2011, and we anticipate an effective date of the Actions to be on or about July 5, 2011.  No dissenter’s rights are afforded to our stockholders under Nevada law in connection with the Actions described above.

This Notice and the attached Preliminary Information Statement are being sent to you for informational purposes only.  You are not being asked to take any action with respect to the Actions.

By Order of the Board of Directors,

/s/ George Alvarez George Alvarez Chief Executive Officer and Member of the Board of Directors

/s/ Kenneth L. Waggoner Kenneth L. Waggoner Secretary and Member of the Board of Directors

CHINA TEL GROUP, INC.
A Nevada corporation

12526 High Bluff Drive, Suite 155
San Diego, California  92130

PRELIMINARY INFORMATION STATEMENT

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended

Approximate Date of Mailing: June __, 2011

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Preliminary Information Statement (“Information Statement”) has been filed with the United States Securities and Exchange Commission (“SEC”) pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is being furnished to the holders of the outstanding shares of common stock (par value $0.001) of China Tel Group, Inc., a Nevada corporation (“the Company,” “we,” “us,” “our,” or similar terms).  Effective as of May 25, 2011, pursuant to Sections 78.320 and 78.390 of the Nevada Revised Statutes (“NRS”), the Company received, by written consent in lieu of a meeting, the approval of stockholders holding 190,113,961 voting shares of the Company’s total common stock, representing 76.4% of the total possible votes outstanding, authorizing the actions (“Actions”) to:

1.	amend the Company’s Articles of Incorporation to change the name of the Company to VelaTel Global Communications, Inc.; and

2.	approve and adopt the Company’s 2011 Stock Option and Incentive Plan (“the Plan”).

A copy of the Company’s newly approved: (i) Certificate of Amendment to Articles of Incorporation (“Amended Articles of Incorporation”) and the Plan are attached to this Preliminary Information Statement as Exhibits A and B, respectively.

APPROVAL BY MAJORITY WRITTEN CONSENT

The number of issued and outstanding shares of our Series A Common Stock is 487,733,276.  Each Share is entitled to one vote.  The number of issued and outstanding shares of our Series B Common Stock is 133,818,177.  Each share of our Series B Common Stock has the power of 10 votes per share.  Our Board of Directors (“the Board”) fixed May 25, 2011 as the record date (“Record Date”) for determining the stockholders entitled to give written consent to the Actions.  Pursuant to NRS Section 78.320 and as of the Record Date, stockholders holding an aggregate of 56,295,784 shares of our outstanding Series A common stock (“Series A Common Stock or Shares”), with a power of one vote per Share, plus 133,818,177 shares of our outstanding Series B common stock (“Series B Common Stock”), with a power of 10 votes per share, being equal to 76.4% of the total voting power of all of the Company’s common stock as of the Record Date, have executed a Majority Written Consent approving the Actions.  Since our stockholders holding 76.4% of the voting power of our total issued and outstanding common stock have already approved of the Actions by written consent, we are not seeking approval for the Actions from any of our remaining stockholders, nor will they be given an opportunity to vote on the Actions.  All that is required to approve the Action is to have a majority of the voting power vote in favor of the Actions.  Accordingly, all necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to our stockholders of the Actions, as required by the Exchange Act.  However, our Board reserves the right to abandon the Amended Articles of Incorporation at any time prior to the Effective Date, if it deems it appropriate to do so.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Actions cannot become effective until 20 days after the date our Definitive Information Statement is sent to our stockholders.  We anticipate that our Definitive Information Statement will be mailed to our stockholders on or about June 15, 2011 (“Mailing Date”).  We expect the Amended Articles of Incorporation to become effective by filing a Certificate of Amendment with the Nevada Secretary of State approximately 20 days after the Mailing Date.  Therefore, the effective date of the Amended Articles of Incorporation is expected to be on or about July 5, 2011 (“Effective Date”).  The approval of the Plan will also become effective on or about the Effective Date.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DESCRIPTION OF THE CORPORATE ACTIONS

Amendment of the Company’s Articles of Incorporation to Change the Name of the Company to VelaTel Global Communications, Inc.

The name of the Company was originally selected because the focus of the Company’s operations and other activities was principally focused in the People’s Republic of China.  Accordingly, we selected the name “China Tel Group, Inc.” for our Company.  However, the focus and long-term business objectives of the Company have changed and are now global in nature.  Not only is the Company doing business in China, it is doing business in Peru and expects to be doing future business in key markets throughout the world.  Therefore, the Board decided that the name of the Company should be changed to better represent the global nature of the Company’s activities and objectives.  The Board considered several names and believes it is in the best interest of the Company and its stockholders to change its name from China Tel Group, Inc. to VelaTel Global Communication, Inc.

Approval of the Company’s 2011 Stock Option and Incentive Plan and Description Thereof

The Company desires to adopt a stock option plan to incentivize its employees and other eligible participants, and to reward performance of individuals who contribute to the Company’s success.  The Board has deemed the Plan to be in the best interest of the Company and its stockholders.  The Company caused the Plan to be prepared in order to meet its business objectives.  After reviewing the Plan, the Board concluded it to be necessary and appropriate and in the best interest of the Company and its stockholders to approve and adopt the Plan.  Accordingly, by Unanimous Written Consent, the Board approved and adopted the Plan effective May 10, 2011.  The Plan is effective without shareholder approval; however, shareholder approval is required in order for participants to realize certain tax benefits under certain types of awards, and shareholder approval may be required as a condition to membership under the rules of certain stock exchanges the Company hopes to list its stock on in the future.

The material terms of the Plan are as follows:

1.  The Plan is to be administered by the Board or a committee of the Board, including a committee consisting of two or more non-employee directors to the extent required under applicable laws or rules of any stock exchange on which the Company’s Shares are listed (any administrator, the “Committee”).

2.  An award under the Plan may consist of incentive stock options, non-statutory stock options, restricted stock awards, unrestricted stock awards, performance stock awards, or stock appreciation rights, with the amount and type of any award at the discretion of the Committee.

3.  Eligible recipients under the Plan are all employees, officers, directors, consultants or advisors of the Company or any of its subsidiaries.

4.  The maximum number of Shares available for issuance under the Plan is 75,000,000, no more than 30,000,000 of which may be awarded other than as options or stock appreciation rights, and no more than 50,000,000 of which may be awarded to any one participant in any one taxable year of the Company.  Shares issued pursuant to an award reduce the maximum Shares remaining available for issuance under the Plan; however, Shares that are subject to any award that subsequently lapses, expires or is forfeited automatically become available for re-issuance.  In the event of any reorganization, merger, stock dividend, or stock split, the Committee may adjust the number or kind of securities available for issuance or payment under the Plan to avoid dilution or enlargement of the rights of participants under any prior award.

5.  The exercise price of any stock option must be at least 100% of the fair market value of a Share on the date of grant (110% with respect to an incentive stock option granted to a participant who owns more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company).  Vesting and duration of any option shall be at the Committee’s discretion up to a maximum of 10 years duration (5 years in the case of an incentive option to a participant with more than 10% voting power as described above).  Payment of the purchase price upon exercise of any option shall be in cash, except the Committee may accept payment through a broker exercise notice, a net share payment, or other any other form of payment acceptable to the Committee.

6.  Upon a participant’s separation from employment or other service with the Company or subsidiary, certain unvested or unexercised rights with respect to prior awards outstanding under the Plan shall terminate immediately or within three months following such separation, depending upon the type of award and the reason for separation.

7.  The Plan is non-exclusive and does not limit the power or authority of the Board to adopt, modify or terminate the Plan or such additional compensation arrangements, as the Board may deem necessary or desirable.  The Plan supersedes and replaces entirely the Company’s 2008 Stock Option Plan adopted October 27, 2008.  No options were ever issued under the 2008 Stock Option Plan.  The Plan terminates by its terms on December 31, 2020, unless earlier terminated by action of the Board, provided that awards outstanding upon termination may continue to be exercised, or to become free of restrictions, according to their terms.

In adopting the Plan, the Committee has not granted any award to any eligible participant.

DESCRIPTION OF THE COMPANY’S COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion of Directors and Executive Officers

During the entirety of 2008, 2009 and up until March 31, 2010, the Company’s executive officers (other than George Alvarez) and others involved with the Company’s operations were compensated pursuant to Independent Contractor Agreements.  The compensation called for in the Independent Contractor Agreements was paid utilizing Shares.

Effective April 1, 2010, the executive officers commenced receiving the following annual salaries: (i) George Alvarez, Chief Executive Officer - $350,000; (ii) Mario Alvarez, Chief Operating Officer - $300,000; (iii) Carlos Trujillo, Chief Financial Officer - $275,000; (iv) Kenneth L. Waggoner, Executive Vice President Legal, General Counsel and Corporate Secretary - $275,000; (v) Isidoro Gutierrez, Chief Administrative Officer - $250,000; and (vi) Kenneth Hobbs, Vice President of Mergers and Acquisitions - $240,000.  Effective July 1, 2010, Oliver Schwarz began receiving an annual salary of $275,000 as the Company’s Executive Vice President of Investor Relations.

On April 1, 2011, but retroactive to an effective date of November 1, 2010, the Company entered into an Executive Employment Agreement with Tay Yong Lee (“Colin Tay or Mr. Tay”), our President, to: (i) compensate him at the annual rate of $350,000; (ii) to provide him with other employment benefits the Company may provide to its senior management team in the future; and (iii) to issue him 66,909,088 shares of the Company’s Series B Common Stock.  The term of the Executive Employment Agreement commenced on November 1, 2010 (“Commencement Date”) and ends on December 31, 2013 (“Term”); provided, however, that the Term is automatically extended for one additional year on the anniversary of the Commencement Date and on each anniversary thereafter, unless, not less than 90 days prior to each such date, either Mr. Tay or the Company has given notice to the other that he or it does not wish to extend the Term.  During the Term, Mr. Tay will serve as the President of the Company and will have such powers and duties as are normally inherent in such capacity in publicly held corporations of similar size and character as the Company, or as may be prescribed by the Board.  Although the Term is retroactive, the issuance of the Series B Common Stock is not and became effective when those shares were issued to Mr. Tay on April 12, 2011.

Our current named executive officers are motivated by a strong entrepreneurial interest in developing our operations and potential revenue base to the best of their ability.  As our business and operations expand and mature, we will develop a formal system of compensation designed to attract, retain and motivate talented executives, including our current executive officers.

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by or paid to each named executive officer for our last two completed fiscal years for all services rendered to us.

SUMMARY EXECUTIVE COMPENSATION TABLE

Name and Principal Position	Salary	Bonus	Stock Awards (1)		Option Awards	Nonequity incentive plan compensation	Non-qualified deferred compensation earnings	Other (1)		Total
2009 Compensation
George Alvarez, Chief Executive Officer	$0	$0	$0		$0	$0	$0	$145,833	(2)	$145,833
Mario Alvarez, Chief Operating Officer	$0	$0	$2,070,000	(3)	$0	$0	$0	$125,000		$2,195,000
Isidoro Gutierrez, Chief Admin. Officer	$0	$0	$2,418,242	(4)	$0	$0	$0	$104,167		$2,522,409
Kenneth Hobbs, Vice President, Mergers & Acquisitions	$0	$0	$121,763	(5)	$0	$0	$0	$100,000		221,763
Colin Tay, President	$0	$0	$10,800,000	(6)	$0	$0	$0	$145,833		$10,945,833
Carlos Trujillo, Chief Financial Officer	$0	$0	$399,990	(7)	$0	$0	$0	$114,583		$514,573
Kenneth Waggoner, Exec. Vice President, Legal	$0	$0	$1,290,054	(8)	$0	$0	$0	$114,583		1,404,637
2010 Compensation (9)
George Alvarez, Chief Executive Officer	$262,500	$0	$0		$0	$0	$0	$0		262,500
Mario Alvarez, Chief Operating Officer	$225,000	$0	$0		$0	$0	$0	$0		225,000
Isidoro Gutierrez, Chief Admin. Officer	$187,500	$0	$250,833	(10)	$0	$0	$0	$0		438,333
Kenneth Hobbs, Vice President, Mergers & Acquisitions	$180,000	$0	$192,478	(11)	$0	$0	$0	$0		272,478
Oliver Schwarz, Exec. Vice President, Investor Relations	$137,500	$0	$0		$0	$0	$0	$0		137,500
Colin Tay, President	$0	$0	$0		$0	$0	$0	$0		$0
Carlos Trujillo, Chief Financial Officer	$206,250	$0	$222,124	(12)	$0	$0	$0	$0		428,374
Kenneth Waggoner, Exec. Vice President, Legal	$206,250	$0	$221,682	(13)	$0	$0	$0	$0		427,932
__________________
(1)
2009 stock awards were paid pursuant to Independent Contractor Agreements.  2010 stock awards were paid pursuant to independent contractor agreements and include amounts accrued during 2009, which are reflected in the 2009 compensation under the column “Other.”

(2)	George Alvarez never had an Independent Contractor Agreement. This amount represents accrued compensation that went unpaid, because Mr. Alvarez chose not to accept it.
(3)	Mario Alvarez' stock award of $2,070,000 consisted of 3,000,000 restricted Shares at $0.69 per Share.
(4)	Isidoro Gutierrez's stock award of $2,418,242 consisted of 772,803 free trading Shares at $0.80 per Share, equaling $618,242, and 3,000,000 free trading Shares at $0.60 per Share, equaling $1,800,000.
(5)	Kenneth Hobbs' stock award of $121,763 consisted of 152,204 free trading Shares at $0.80 per Share.
(6)
Compensation paid to Colin Tay accrued over a period of two years (2008 and 2009).  Mr. Tay's stock award of $10,800,000 consisted of 14,000,000 restricted Shares at $0.60 per Share, equaling $8,400,000, and 4,000,000 free trading Shares at $0.60 per Share, equaling $2,400,000.

(7)	Carlos Trujillo's stock award of $399,990 consisted of 499,987 free trading Shares at $0.80 per Share.
(8)	Kenneth L. Waggoner's stock award of $1,290,054 consisted of 2,000,000 restricted Shares at $0.41 per Share, equaling $820,000, and 587,568 free trading Shares at $0.80 per share, equaling $470,054.
(9)	The Company began paying cash salaries to its officers, effective April 1, 2010.
(10)	Isidoro Gutierrez's stock award of $250,833 consisted of 460,245 restricted Shares at $0.545 per Share.
(11)	Kenneth Hobbs’ stock award of $192,478 consisted of 353,171 restricted Shares at $0.545 per Share.
(12)	Carlos Trujillo’s stock award of $222,124 consisted of 407,567 restricted Shares at $0.545 per Share.
(13)	Kenneth L. Waggoner’s stock award of $221,682 consisted of 406,755 restricted Shares at $0.545 per Share.

Compensation of Directors

To date, we have not compensated directors for their services in their capacity as directors.  We reimburse our directors for all travel and lodging expenses associated with corporate matters if and when incurred.

The table below summarizes all compensation paid to our directors for our last completed fiscal year.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
George Alvarez, Chief Executive Officer	$0	$0	$0	$0	$0	$0	$0
Mario Alvarez, Chief Operating Officer	$0	$0	$0	$0	$0	$0	$0
Colin Tay, President	$0	$0	$0	$0	$0	$0	$0
Kenneth L. Waggoner, Executive Vice President Legal, General Counsel and Secretary	$0	$0	$0	$0	$0	$0	$0

Outstanding Equity Awards at Fiscal Year-End Table

The table below summarizes all unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of the end of our last completed fiscal year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
George Alvarez, Chief Executive Officer	0	0	0	$0	N/A	0	0	0	0
Mario Alvarez, Chief Operating Officer	0	0	0	$0	N/A	0	0	0	0
Isidoro Gutierrez, Chief Administrative Officer	0	0	0	$0	N/A	0	0	0	0
Kenneth Hobbs, Vice President of Mergers and Acquisitions	0	0	0	$0	N/A	0	0	0	0
Colin Tay, President	0	0	0	$0	N/A	0	0	0	0
Carlos Trujillo, Chief Financial Officer and Chief Accounting Officer	0	0	0	$0	N/A	0	0	0	0
Kenneth L. Waggoner, Executive Vice President, General Counsel and Corporate Secretary	0	0	0	$0	N/A	0	0	0	0
Oliver Schwarz, Executive Vice President of Investor Relations	0	0	0	$0	N/A	0	0	0	0

Stock Option Plan

Our Board adopted a stock option plan for the benefit of our directors, officers and employees on October 27, 2008 (“the 2008 Stock Option Plan”).  The 2008 Stock Option Plan grants the Board authority to award stock options to purchase up to 8,000,000 Shares of our Series A Common Stock.  We did not obtain stockholder approval for the 2008 Stock Option Plan or issue any options pursuant thereto.  The Plan that is the subject of this Information Statement supersedes and replaces entirely the Company’s 2008 Stock Option Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 25, 2011, the total number of our Series A Common Stock and our Series B Common Stock owned beneficially by each of our current directors and our Chief Executive Officer, Chief Financial Officer and our three most highly compensated senior executives, individually and as a group, and the present owners of 5% or more of our total outstanding shares of our Series A Common Stock and our Series B Common Stock.  Except as otherwise noted, the shareholders listed below have direct ownership of his/her/its shares and possess sole voting and dispositive power with respect to the shares of our Series A Common Stock and shares of our Series B Common Stock.

OWNERSHIP OF SECURITIES BY EXECUTIVES AND RELATED PARTIES
		Amount and Nature of	Percent of Class
Title of Class	Name and Address of Beneficial Owner (1)	Beneficial Ownership (2)
Series A Common Stock
	Isaac Organization	29,166,110	6.0%
	Colin Tay (3)	72,367,119	14.8%
	George Alvarez	47,700	*
	Mario Alvarez	0	*
	Carlos Trujillo	857,567	*
	Kenneth L. Waggoner	2,994,323	*
	Oliver Schwarz	1,175,000	*
	Designated officers and directors as a group	77,441,709	15.9%
Series B Common Stock
	George Alvarez (4)	66,909,089	50%
	Alvarez & Alvarez IRR Trust (5)	18,636,363	13.9%
	Matthew Jennings (6) 399 N. Highway 101 Solana Beach, California 92075	13,686,363	10.2%
	Colin Tay (7)	66,909,088	50%
	All officers and directors as a group	133,818,177	100%

*Less than one percent.

(1)
Unless otherwise noted, the address of each holder is 12526 High Bluff Drive, Suite 155, San Diego California 92130.  Unless otherwise noted, the security ownership disclosed in this table is of record and beneficial.

(2)
Under Rule 13-d of the Exchange Act, shares not outstanding but subject to options, warrants, rights, conversion privileges pursuant to which such shares may be acquired in the next 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the person having such rights, but are not deemed outstanding for the purpose of computing the percentage for such other persons.  None of our officers or directors has options, warrants, rights or conversion privileges outstanding.

(3)
Consists of: (a) 18,000,000 Shares received by Colin Tay as compensation from the Company; and (b) 54,367,119 Shares which Mr. Tay owned as the sole director and shareholder of Trussnet Capital Partners (HK) Ltd. (“TCP”).  TCP transferred those Shares to COR Special Opportunity Fund I LLC, an investment fund in which Mr. Tay has a controlling interest.

(4)	George Alvarez holds proxies to vote 66,909,089 issued and outstanding shares of Series B Common Stock.
(5)
Consists of shares held by the Alvarez and Alvarez Irrevocable Living Trust, of which Ms. Magali Alvarez is trustee.  The Trust maintains dispositive power over these shares, but may only transfer the shares with the consent of George Alvarez, to whom the Trust has given a proxy.

(6)
Consists of: (a) 6,750,000 shares of Series B Common Stock held by Westmoore Investment L.P., of which Mr. Jennings is the General Partner; (b) 2,250,000 shares of Series B Common Stock held by Westmoore Capital Group Series A, LLC, of which Mr. Jennings is Manager; (c) 2,036,363 shares of Series B Common Stock held by Westmoore Management, LLC, of which Mr. Jennings is Chief Executive Officer; (d) 1,900,000 shares of Series B Common Stock held by Westmoore Capital Group Series B, LLC, of which Mr. Jennings is Manager; (e) 500,000 shares of Series B Common Stock held by Westmoore Capital Group Series II, LLC, of which Mr. Jennings is Manager; and (f) 250,000 shares of Series B Common Stock held by YYZ Holdings, of which Mr. Jennings is a 40% stockholder.  Mr. Jennings maintains dispositive power over these shares, but may only transfer the shares with the consent of George Alvarez, to whom Mr. Jennings has given a proxy on behalf of each Westmoore entity described.

(7)	Colin Tay obtained these shares pursuant to his Executive Employment Agreement with the Company that became effective April 1, 2011.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Amended Articles of Incorporation.  Our directors, officers and employees could have a substantial and direct interest in the approval and adoption of the Plan in that they may be the recipient of an award or option pursuant to the Plan.

NO DISSENTER’S RIGHTS

Under the NRS, our dissenting stockholders are not entitled to appraisal rights with respect to the Actions, and we will not independently provide our stockholders with any such rights.

SOLICITATION COSTS

We will bear the costs of preparing, assembling and mailing the Information Statement in connection with the Actions.  Arrangements may be made with banks, brokerage houses and other institutions, nominees and fiduciaries, to forward the Information Statement to beneficial owners.  We will, upon request, reimburse those persons and entities for expenses incurred in forwarding this Information Statement to our stockholders.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the Exchange Act and are required to file reports, proxy statements and other information with the SEC regarding our business, financial condition and other matters pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, proxy statements and other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington DC 20549.  Please call the SEC at 1-800-SEC-0330 for additional information about the public reference facilities.  The reports, proxy statements and other information filed with the SEC are also available to the public over the internet at http://www.sec.gov, the internet website of the SEC.  All inquiries regarding our Company should be addressed to our Executive Vice President Legal, General Counsel and Secretary, Kenneth L. Waggoner, at 12526 High Bluff Drive, Suite 155, San Diego, California 92130.

BY ORDER OF THE COMPANY’S BOARD OF DIRECTORS

/s/ George Alvarez George Alvarez Chief Executive Officer and Member of the Board of Directors

/s/ Kenneth L. Waggoner Kenneth L. Waggoner Secretary and Member of the Board of Directors

EXHIBIT A

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

China Tel Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

FIRST. The name of the corporation is VelaTel Global Communications, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 190,113,961 (76.4%)

4. Effective date of filing: (optional)  _____________________________

5. Signature: (required)

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

EXHIBIT B

CHINA TEL GROUP, INC.

2011 STOCK OPTION AND INCENTIVE PLAN

1.	Purpose of Plan.

The purpose of this 2011 Stock Option and Incentive Plan (“Plan”) is to advance the interests of China Tel Group, Inc. (the “Company”) and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the Company’s achievement of its economic objectives.

2.	Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1. “Award” means an Option, Restricted Stock Award, Performance Stock Award, unrestricted Award of Common Stock, or Stock Appreciation Right granted to an Eligible Recipient pursuant to the Plan.

2.2. “Board” means the Company’s Board of Directors.

2.3. “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or its nominee.

2.4. “Cause” means (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, (iv) any material breach of any confidentiality or non-compete agreement entered into with the Company or any Subsidiary, or (v) with respect to a particular Participant, any other act or omission that constitutes “cause” as that term may be defined in any employment, consulting or similar agreement between such Participant and the Company or any Subsidiary, provided that, in case of any conflict between the meaning of “cause” as defined in this stock option plan and as defined in any employment, consulting or similar agreement, the meaning which benefits the Company or any Subsidiary shall control over the meaning which benefits the Participant.

2.5. “Code” means the Internal Revenue Code of 1986, as amended.

2.6. “Committee” means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

2.7. “Common Stock” means the Series A common stock of the Company, par value $0.001 per share.  The number and kind of shares of stock or other securities into which such Common Stock may be changed is in accordance with Section 4.3 of the Plan.

2.8. “Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.  Notwithstanding the foregoing, to the extent an Award is subject to Section 409A and payment or settlement of the Award may be accelerated as a result of a Participant’s Disability, Disability will have the meaning ascribed to it under Section 409A.

2.9. “Eligible Recipients” means all employees, officers and directors of the Company or any Subsidiary, and any consultants and advisors to the Company or any Subsidiary.

2.10. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.11. “Executive” means a “covered employee” within the meaning of Section 162(m)(3) or any other Eligible Recipient designated by the Committee for purposes of exempting compensation payable under the Plan from the deduction limitations of Section 162(m).

2.12. “Fair Market Value” means, with respect to the Common Stock, as of any date:  (i) the mean between the reported high and low sale prices of the Common Stock at the end of the regular trading session if the Common Stock is listed, admitted to unlisted trading privileges, or reported on any national securities exchange, or on The Nasdaq Stock Market, The Nasdaq Capital Market, the OTC Markets Group, Inc., the OTC Bulletin Board, Pink Sheets LLC, or other comparable service on such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or (ii)  if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

2.13. “Incentive Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.14. “Net-Share Payment” means (i) payment for shares of Common Stock to be purchased upon exercise of an Option by holding back an amount of shares to be issued upon such exercise equal in value to the amount of the exercise price and/or (ii) payment of  withholding and employment-related tax obligations in accordance with Section 12.2 of the Plan by holding back shares to be issued upon the grant, exercise or vesting of an Award (including an Option) equal in value to the amount of the required tax obligations.

2.15. “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

2.16. “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.17. “Participant” means an Eligible Recipient who receives one or more Awards under the Plan.

2.18. “Performance Criteria” means the performance criteria that may be used by the Committee in granting Awards where the grant, vesting, or exercisability of the Award is contingent upon achievement of such performance goals as the Committee may determine in its sole discretion.  The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon Company, Subsidiary, division, business unit or subunit or asset group performance, or the individual performance of the Eligible Recipient, either absolute or by relative comparison to other companies, other Eligible Recipients or any other external measure of the selected criteria.

(a) In order to preserve the deductibility of an Award under Section 162(m), the Committee may determine that any Award granted pursuant to the Plan to a Participant that is or is expected to become an Executive will be conditioned on performance goals that are based on any of the following:

(i) Net income measures (including but not limited to earnings, net earnings, operating earnings, earnings before taxes, EBIT (earnings before interest and taxes), EBITA (earnings before interest, taxes, and amortization) EBITDA (earnings before interest, taxes, depreciation, and amortization), and earnings per share);

(ii) Stock price measures (including but not limited to growth measures and total stockholder return (stock price plus reinvested dividends) relative to a defined comparison group or target and price-earnings multiples);

(iii) Cash flow measures (including but not limited to net cash flow, net cash flow before financing activities, economic value added (or equivalent metric), debt reduction, debt to equity ratio, or establishment or material modification of a credit facility);

(iv) Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

(v) Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency);

(vi) Expense measures (including but not limited to finding, development, and lifting costs, overhead cost and general and administrative expense);

(vii) Asset measures (including but not limited to a specified target, or target growth in market capitalization or market value, proceeds from dispositions, strategic acquisitions, or raising capital);

(viii) Relative performance measures (including but not limited to relative performance to a comparison group or index designated by the Committee and market share);

(ix) Corporate values measures (including but not limited to ethics, environmental, legal, regulatory, and safety); and

(x) Any combination of the above.

If an Award is made on this basis, the Committee will establish goals prior to the beginning of the period for which the Performance Criteria relate (or at a later date to the extent permitted under Section 162(m) but not later than 90 days after the commencement of the period of services to which the Performance Criteria relate).  The Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal.  Any payment of an Award granted with Performance Criteria under this subparagraph (a) will be conditioned on the written certification of the Committee in each case that the Performance Criteria and any other material conditions were satisfied.

(b) To the extent that Section 409A is applicable, (i) performance-based compensation will also be contingent on the satisfaction of pre-established organizational or individual Performance Criteria relating to a performance period of at least 12 consecutive months in which the Participant performs services and (ii) Performance Criteria will be established not later than 90 calendar days after the beginning of any performance period to which the Performance Criteria relate, provided that the outcome is substantially uncertain at the time the criteria are established.

2.19. “Performance Stock Awards” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan and that is subject to the future achievement of Performance Criteria.

2.20. “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant.

2.21. “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of Section 7 and which may be subject to the future achievement of Performance Criteria.

2.22. “Section 162(m)” means Code section 162(m) and the Treasury Regulations and other guidance promulgated thereunder.

2.23. “Section 409A” means Code section 409A and the Treasury Regulations and other guidance promulgated thereunder.

2.24. “Securities Act” means the Securities Act of 1933, as amended.

2.25. “Stock Appreciation Right” means a right to receive payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified base price, all as determined by the Committee in its discretion.

2.26. “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

3.	Plan Administration.

3.1. The Committee.  The Plan will be administered by the Board or by a committee of the Board.  Any committee administering the Plan may consist of any member of the Board; however, if the Company has a class of its equity securities registered under Section 12 of the Exchange Act and it is required under the rules of any exchange upon which the Common Stock is traded, the committee will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.  If necessary for relief from the limitation under Section 162(m) and that relief is sought by the Company, the committee administering the Plan will consist of “outside directors” within the meaning of Section 162(m).  Such a committee, if established, will act by majority approval of the members (unanimous approval with respect to action by written consent), and a majority of the members of such a committee will constitute a quorum.  As used in the Plan, “Committee” will refer to the Board or to such a committee, if established.  To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation and except as required for compliance with Section 162(m), the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act.  The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise.  Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

3.2. Authority of the Committee.

(a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following:  (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Award, any exercise price, the manner in which Awards will vest or become exercisable and whether Awards will be granted in tandem with other Awards) and the form of written agreement, if any, evidencing each such Award; (iii) the time or times when Awards will be granted; (iv) the duration of each Award; and (v) the restrictions and other conditions to which the payment or vesting of Awards may be subject.  In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Award in the form of cash, Common Stock or any combination of both.

(b) Subject to Section 3.2(d), below, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Award, extend the term of an Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Award, accept the surrender of any outstanding Award or, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however, that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

(c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant, vesting, or payment of an Award, the Committee may, without the consent of any affected Participant, amend or modify the vesting or payment criteria (including Performance Criteria) of any outstanding Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee) following such event as prior to such event and make any such other adjustments to any outstanding Awards that the Committee deems appropriate, including, without limitation, accelerating vesting, substituting Awards, or assuming Awards; provided, however, that the amended or modified terms are permitted by the Plan as then in effect and that the amended or modified terms do not violate the provisions of Section 162(m), Section 409A, or, to the extent applicable, Code Section 424.

(d) Notwithstanding any other provision of the Plan other than Section 4.3, if prohibited by the rules of any exchange upon which the Common Stock is listed, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted Options or Stock Appreciation Rights.

4.	Shares Available for Issuance.

4.1. Maximum Number of Shares Available; Certain Restrictions on Awards.  Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 75,000,000 shares, of which 75,000,000 shares may be available for use in connection with Incentive Options.  No more than 30,000,000 shares of Common Stock may be the subject of Awards that are not Options or Stock Appreciation Rights.  The aggregate number of shares with respect to which an Award or Awards may be granted to any one Participant in any one taxable year of the Company may not exceed 50,000,000 shares of Common Stock.  The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

4.2. Accounting for Awards.  Shares of Common Stock that are issued under the Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that shares subject to an Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan.  To the extent that the exercise price of any Option, or withholding or employment-related tax obligations associated with an Option or other Award, are paid by tender or attestation as to ownership of Previously Acquired Shares or by holding back shares pursuant to a Net-Share Payment, only the number of shares of Common Stock issued net of the number of shares tendered, attested to or held back will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.  To the extent that an Award can only be settled in cash, it will not reduce the number of shares available under the Plan.

4.3. Adjustments to Shares and Awards.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares or any other change in the corporate structure or shares of the Company, the Committee, acting in its discretion, may make such adjustment as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Awards and the exercise price of outstanding Options and base price of outstanding Stock Appreciation Rights.

5.	Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries.  Eligible Recipients may be granted from time to time one or more Awards, singly or in combination or in tandem with other Awards, as may be determined by the Committee in its sole discretion.  Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.	Options.

6.1. Grant.  An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, including the satisfaction of Performance Criteria, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.  The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option.  To the extent that any Option that is intended to be an Incentive Stock Option fails or ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Option will continue to be outstanding for purposes of the Plan but will be deemed to be a Non-Statutory Stock Option.

6.2. Exercise Price.  The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant (110% of the Fair Market Value with respect to an Incentive Stock Option if, at the time such Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.3. Exercisability and Duration.  An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion (including without limitation (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that no Option may be exercisable after 10 years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4. Payment of Exercise Price.  The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, by Net-Share Payment, by tender or attestation as to ownership of Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation and shares held back pursuant to a Net-Share Payment will be valued at their Fair Market Value on the exercise date.

6.5. Manner of Exercise.  An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

7.	Restricted Stock Awards.

7.1. Grant.  An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.  The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

7.2. Rights as a Stockholder; Transferability.  Except as provided in Sections 7.1, 7.3, 7.4 and 13.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

7.3. Dividends and Distributions.  Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate.  The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.

7.4. Enforcement of Restrictions.  To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.

8.	Performance Stock Awards.

8.1. Grant. An Eligible Recipient may be granted one or more Performance Stock Awards under the Plan, and the issuance of shares of Common Stock pursuant to such Performance Stock Awards will be subject to such terms and conditions as are consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more of the Performance Criteria.

8.2. Restrictions on Transfers.  The right to receive shares of Performance Stock Awards on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

9.	Unrestricted Stock Awards.

The Committee may, in its sole discretion, grant an Award of shares of Common Stock free from any restrictions under this Plan to any Eligible Recipient.

10.	Stock Appreciation Rights.

10.1. Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more of the Performance Criteria.

10.2. Exercise.  A Participant may exercise a vested Stock Appreciation Right by giving written notice of the exercise to the Company stating the number of shares subject to the exercise.  Upon receipt of the notice and subject to the Committee’s election to pay cash as provided in Section 10.3, the Company will deliver a certificate or certificates for Common Stock and/or a cash payment in accordance with Section 10.3.

10.3. Number of Shares or Amount of Cash.  The Committee may provide that a Stock Appreciation Right will be settled in cash or Common Stock.  If the Committee does not specify that a Stock Appreciation Right can be settled in cash, that Stock Appreciation Right will be settled in shares of Common Stock except as determined by the Committee in its discretion.  The amount of Common Stock that may be issued pursuant to the exercise of a Stock Appreciation Right will be determined by dividing (a) the total number of shares of Common Stock as to which the Stock Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value (or other specified valuation) of the Common Stock on the exercise date exceeds the base price (which may not be less than the Fair Market Value of the Common Stock on the date of grant) by (b) the Fair Market Value of the Common Stock on the exercise date; provided that fractional shares will not be issued and will instead be paid in cash.  In lieu of issuing Common Stock upon the exercise of a Stock Appreciation Right, the Committee in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Common Stock on the exercise date for any or all of the shares of Common Stock that would otherwise be issuable upon the exercise of the Stock Appreciation Right.

11.	Effect of Termination of Employment or Other Service.

11.1. Termination Due to Death or Disability.  Subject to Sections 11.3 and 11.4 of the Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability:

(a) All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of six months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding Performance Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

11.2. Termination for Reasons Other than Death or Disability.  Subject to Sections 11.3 and 11.4 of the Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than death or Disability, or a Participant is in the employ of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ of the Company or another Subsidiary):

(a) All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding Performance Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

11.3. Modification of Rights Upon Termination.  Notwithstanding the other provisions of this Section 11, upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options and Stock Appreciation Rights (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards and Performance Stock Awards then held by such Participant to vest and/or continue to vest or become free of restrictions and conditions to issuance, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee.

11.4. Effects of Actions Constituting Cause.  Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.4, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or service with the Company or any Subsidiary, all rights of the Participant under the Plan and any agreements evidencing an Award then held by the Participant shall terminate and be forfeited without notice of any kind.  The Company may defer the exercise of any Option or Stock Appreciation Right or the vesting of any Restricted Stock Award or Performance Stock Award for a period of up to 45 days in order for the Committee to make any determination as to the existence of Cause.

11.5. Determination of Termination of Employment or Other Service.  Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or service, as determined by the Committee in its sole discretion based upon such records.

12.	Payment of Withholding and Employment-Related Tax Obligations.

12.1. General Rules.  The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award.

12.2. Special Rules.  The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 12.1 of the Plan by electing to tender or by attestation as to ownership of Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, by delivery of a Broker Exercise Notice, by Net-Share Payment, or a combination of such methods.  For purposes of satisfying a Participant’s withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation and shares held back pursuant to a Net-Share Payment will be valued at their Fair Market Value on the date of tender, attestation, or holding back.

13.	Rights of Eligible Recipients and Participants; Transferability.

13.1. Employment or Service.  Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

13.2. Rights as a Stockholder.  As a holder of Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares.  Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

13.3. Restrictions on Transfer.

(a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting (in the case of Restricted Stock Awards or Performance Stock Awards) of such Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b) A Participant will be entitled to designate a beneficiary to receive an Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 11 of the Plan) may be made by, such beneficiary.  If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 10 of the Plan) may be made by, the Participant's legal representatives, heirs, devisees and legatees.  If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options and Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options and Stock Appreciation Rights may be made by, the legal representatives, heirs, devisees and legatees of the beneficiary.

(c) Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option or Stock Appreciation Right, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than 50% of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.  Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer.  A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

13.4. Non-Exclusivity of the Plan.  Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

14.	Securities Laws and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable.  The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities laws or other restrictions.

15.	Plan Amendment, Modification and Termination.

The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company’s stockholders if: (i) stockholder approval of the amendment is then required pursuant to Section 422 of the Code or, if applicable, the rules of any stock exchange or The Nasdaq Stock Market or similar regulatory body; or (ii) such amendment seeks to modify Section 3.2(d) of the Plan.  No termination, suspension or amendment of the Plan may adversely affect any outstanding Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3, 12 and 13 of the Plan.

16.	Duration of the Plan.

The Plan will terminate at midnight on December 31, 2020, and may be terminated prior to such time by Board action.  No Award will be granted after termination of the Plan.  Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, according to their terms.

17.	Miscellaneous.

17.1. Governing Law.  Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Nevada notwithstanding the conflicts of laws principles of any jurisdictions.

17.2. Compliance with Section 409A.  Each Award issued under the Plan is intended to be exempt from or comply with Section 409A and will be interpreted accordingly.  Where payment of an Award to a “specified employee” is triggered by a “separation from service” (terms as defined in Section 409A), payment will be delayed for six months following the specified employee’s separation from service.

17.3. Successors and Assigns.  The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

18.	Prior Stock Option Plan Superseded.

The Plan supersedes and replaces entirely the Company’s 2008 Stock Option Plan adopted by the Company on October 27, 2008, which is declared to be of no further force and effect (no options having ever been issued under said 2008 Stock Option Plan).

STOCK OPTION AGREEMENT

CHINA TEL GROUP, INC.
2011 STOCK INCENTIVE PLAN

THIS STOCK OPTION AGREEMENT (this “Agreement”) is made by and between CHINA TEL GROUP, INC. (the “Company”), and ____________________ (“Optionee”) as of ________________, 2011, pursuant to the China Tel Group, Inc. 2011 Stock Incentive Plan (the “Plan”), which is incorporated by reference herein in its entirety.

RECITALS

The Committee, acting on behalf of the Company, wishes to grant Optionee an Option to purchase ____________________ shares of the Company’s $0.001 par value common stock (“Common Stock”) on the terms and subject to the conditions set forth below and in the Plan.

Capitalized terms used in this Agreement and not otherwise defined in this Agreement will have the meaning assigned to them in the Plan.

AGREEMENT

It is hereby agreed as follows:

1. Grant of Option.  Effective April __, 2011 (the “Grant Date”), the Company hereby grants to Optionee an Option to purchase up to ____________________ shares of Series A Common Stock (the “Shares”) at an exercise price per share of $_________ upon the terms and conditions set forth in this Agreement and the Plan.  The Option is not intended to be treated as an Incentive Stock Option within the meaning of the Plan and Section 422 of the Internal Revenue Code to the extent it otherwise qualifies as such.

2. Option Term.  Unless terminated sooner, the Option will expire if and to the extent it is not exercised ten years from the date of this Agreement.

3. Vesting.  The Option is fully vested on the date of issuance, subject to termination or forfeiture in accordance with the terms of the Plan.

4. Method of Exercise.  The Option may be exercised in whole or in part by Optionee by giving written notice to the Company of the election to purchase and of the number of whole Shares Optionee elects to purchase and by paying the exercise price for the Shares together with the amount, if any, deemed by the Committee to enable the Company to satisfy any withholding or employment-tax obligations attributable to the exercise.  A partial exercise of the Option may not be for less than 100 Shares.  The exercise price and any other required amount must be paid in cash or by certified or bank cashier’s check payable to the Company or pursuant to any other method permitted by the Committee in accordance with the Plan.

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5. Effect of Termination of Employment or Other Service.  If an Optionee’s employment or other service with the Company (or a Subsidiary) terminates, the effect of the termination on the Optionee’s rights to acquire Shares under this Agreement will be as set forth in Section 11 of the Plan.

6. Restrictions on Transfer of Option.  The Option will not be transferable, either voluntarily or by operation of law, except as provided in Section 13.3 of the Plan.

7. Rights as a Stockholder.  Optionee will not be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to Optionee.  No Shares may be purchased upon the exercise of the Option unless and until, in the opinion of the Company’s counsel, any then-applicable requirements of the Plan, this Agreement, any laws, any governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the Company may be listed have been fully complied with.

8. No Right to Employment.  Nothing contained in this Agreement obligates the Company to employ or have another relationship with Optionee for any period or interfere in any way with the right of the Company to reduce Optionee’s compensation or to terminate the employment of or relationship with Optionee at any time.

9. Miscellaneous.

9.1. Binding Effect, Successors.  This Agreement shall bind and inure to the benefit of the successors, assigns, transferees, agents, personal representatives, heirs and legatees of the respective parties.

9.2. Further Acts.  Each party will perform any further acts and execute and deliver any documents which may be necessary to carry out the provisions of this Agreement and to comply with applicable law.

9.3. Amendment.  This Agreement may be amended at any time by the written agreement of the Company and the Optionee.

9.4. Choice of Law and Severability.  This Agreement shall be construed, enforced and governed by the laws of the State of Nevada.  The invalidity of any provision of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect.

9.5. Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission if the notice or communication is delivered prior to 3:30 p.m. (California time) on any day except Saturday, Sunday and any day that is a federal legal holiday in the United States (“Business Day”) via facsimile at the facsimile number set forth below or via electronic mail at the address set forth below, (b) the next Business Day after the date of transmission if the notice or communication is delivered on a day that is not a Business Day or later than 3:30 p.m. (California time) on any Business Day via facsimile at the facsimile number set forth below or via electronic mail at the address set forth below, (c) the 2nd Business Day following the date transmitted if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom the notice is required to be given.  All notices and demands to Optionee or the Company may be given to them at the following addresses:

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If to Optionee:	____________________
___________________
___________________
Fax: _______________
Electronic Mail: __________________

If to Company:	China Tel Group, Inc.
12526 High Bluff Drive, Suite 155
San Diego, California 92130
Attn: George Alvarez, CEO
Fax: (760) 359-7040
E- Mail: galvarez@chinatelgroup.com

The parties may designate in writing from time to time such other place or places that notices and demands may be given.

9.6. Entire Agreement.  This Agreement, as governed by and interpreted in accordance with the Plan, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, this Agreement supersedes all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth or referred to herein.  No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.  No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

9.7. Grant Subject to Terms of Plan and this Agreement.  The Optionee acknowledges and agrees that the grant of the Option is made pursuant to and governed by the terms of the Plan and this Agreement.  Optionee, by execution of this Agreement, acknowledges having received a copy of the Plan.  The provisions of this Agreement will be interpreted as to be consistent with the Plan, and any ambiguities in this Agreement will be interpreted by reference to the Plan.  In the case of a conflict between the terms of the Plan and this Agreement, the terms of the Plan will control.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

“COMPANY”

CHINA TEL GROUP, INC.,
a Nevada corporation

By: _______________________________________
      George Alvarez, Chief Executive Officer

“OPTIONEE”

__________________________________________
(Signature of Optionee)

___________________________________________
(Printed Name of Optionee)

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